Schedule of Investments(a)
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.83%
Integrated Oil & Gas–53.02%
BP PLC, ADR (United Kingdom)	516,700	$11,388,068
Cenovus Energy, Inc. (Canada)	1,838,471	8,180,438
Chevron Corp.	211,956	17,791,587
Eni S.p.A. (Italy)	882,309	7,891,352
Equinor ASA (Norway)	576,099	8,582,552
Exxon Mobil Corp.	191,694	8,066,483
Galp Energia SGPS S.A. (Portugal)	739,973	7,793,649
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	266,725	7,951,072
Suncor Energy, Inc. (Canada)	493,739	7,766,681
TOTAL S.A. (France)	436,555	16,208,582
		101,620,464
Oil & Gas Equipment & Services–3.51%
Baker Hughes Co., Class A	230,265	3,566,805
Tenaris S.A., ADR	270,701	3,167,202
		6,734,007
Oil & Gas Exploration & Production–28.00%
Apache Corp.	317,286	4,870,340
Cabot Oil & Gas Corp.	234,418	4,383,616
Canadian Natural Resources Ltd. (Canada)	274,465	4,841,993
Concho Resources, Inc.	69,840	3,669,393
ConocoPhillips	197,234	7,374,579
Devon Energy Corp.	344,032	3,608,896
Diamondback Energy, Inc.	93,238	3,716,467
Hess Corp.	84,222	4,144,565
Marathon Oil Corp.(b)	693,725	3,808,550
Shares		Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc.	359,438	$3,590,786
Parsley Energy, Inc., Class A	395,967	4,347,718
Pioneer Natural Resources Co.	54,677	5,299,295
		53,656,198
Oil & Gas Refining & Marketing–7.24%
Phillips 66	108,185	6,709,634
Valero Energy Corp.	127,322	7,159,316
		13,868,950
Oil & Gas Storage & Transportation–6.06%
Cheniere Energy, Inc.(b)	136,203	6,739,325
Plains All American Pipeline L.P.	637,571	4,871,042
		11,610,367
Total Common Stocks & Other Equity Interests (Cost $306,318,397)		187,489,986
Money Market Funds–2.22%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(c)(d)	1,526,408	1,526,408
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(c)(d)	981,587	982,175
Invesco Treasury Portfolio, Institutional Class, 0.07%(c)(d)	1,744,467	1,744,467
Total Money Market Funds (Cost $4,253,200)		4,253,050
TOTAL INVESTMENTS IN SECURITIES–100.05% (Cost $310,571,597)		191,743,036
OTHER ASSETS LESS LIABILITIES—(0.05)%		(87,794)
NET ASSETS–100.00%		$191,655,242

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2020.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,580,599	$4,519,491	$(6,573,682)	$-	$-	$1,526,408	$821
Invesco Liquid Assets Portfolio, Institutional Class	2,449,148	3,228,209	(4,695,487)	(747)	1,052	982,175	2,101
Invesco Treasury Portfolio, Institutional Class	4,092,113	5,165,133	(7,512,779)	-	-	1,744,467	703
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	26,043,300	(26,043,300)	-	-	-	207
Invesco Private Prime Fund	-	7,275,600	(7,275,600)	-	-	-	97
Total	$10,121,860	$46,231,733	$(52,100,848)	$(747)	$1,052	$4,253,050	$3,929

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$147,013,851	$40,476,135	$—	$187,489,986
Money Market Funds	4,253,050	—	—	4,253,050
Total Investments	$151,266,901	$40,476,135	$—	$191,743,036
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Energy Fund